Exhibit 10.1

FOURTH AMENDMENT OF

CONSTRUCTION LOAN AGREEMENT

THIS FOURTH AMENDMENT OF CONSTRUCTION LOAN AGREEMENT (“Amendment”) is made this 26th day of February, 2011 between FIRST NATIONAL BANK OF OMAHA, a national banking association as a Bank and as the Administrative Agent and Collateral Agent for the Banks (in such capacities, “Bank”), the other Banks a party to the Loan Agreement referenced below and HIGHWATER ETHANOL, LLC, a Minnesota limited liability company (“Borrower”).  This Amendment amends that certain Construction Loan Agreement dated April 24, 2008 between Bank, Banks and Borrower (“Loan Agreement”).

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, the Banks extended the Construction Loan, Revolving Loan and other financial accommodations and extensions of credit described in the Loan Agreement to Borrower, all as more fully described in the Loan Agreement;

WHEREAS, pursuant to that certain First Amendment of Construction Loan Agreement dated August 11, 2009, the Loan Termination Date applicable to the Revolving Promissory Note was extended to February 28, 2010, the interest rate applicable to the Revolving Loan was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of Construction Loan Agreement dated February 26, 2010, the Loan Termination Date of the Revolving Promissory Notes was extended to February 26, 2011 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Third Amendment of Construction Loan Agreement dated January 31, 2011, a portion of the Long Term Revolving Loan was converted to a debt service reserve, the repayment provisions applicable to the Variable Rate Loan were modified, the financial covenants were modified, the minimum interest rate applicable to the Variable Rate Loan was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, the Borrower has requested and under the terms of this Amendment the Banks have agreed, to extend the Loan Termination Date of the Revolving Loan as provided for in this Amendment and to re-allocate the Revolving Loan Commitments among the Banks with a Commitment in the Revolving Loan and to otherwise amend the Loan Agreement as provided for in this Amendment; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.                                       Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

2.                                       Section 1.32 of the Loan Agreement is hereby amended to delete the reference to February 26, 2011 as the Loan Termination Date of the Revolving Promissory Notes executed and delivered by Borrower in favor of each Bank with a Revolving Loan Commitment other than Deere Credit, Inc. and inserting in lieu thereof August 28, 2011.  With respect to Deere Credit, Inc.’s Revolving Loan Commitment only, Section 1.32 of the Loan Agreement is hereby amended to delete the reference to February 26, 2011 as the Loan Termination Date of the Revolving Promissory Note executed and delivered by Borrower in favor of Deere Credit, Inc. and inserting in lieu thereof June 30, 2011.  In addition, the Banks with a Revolving Loan Commitment agree to re-allocate their Commitments in the Revolving Loan as provided for in Exhibit H attached to this Amendment and incorporated herein by reference.  The current Exhibit H to the Loan Agreement is hereby deleted in its entirety and the Exhibit H attached to this Amendment is attached to the Loan Agreement in lieu thereof.  To further evidence such extension, Borrower shall execute in favor of each Bank with a Revolving Loan Commitment and deliver to Bank Third Amended and Restated Revolving Promissory Notes dated of even date with this Amendment.  From and after the date of this Amendment, any reference to the Revolving Notes in the Loan Agreement and the other Loan Documents shall be amended to refer to such Third Amended and Restated Revolving Promissory Notes.  On June 30, 2011, the maximum principal amount of the Revolving Loan will reduce by the amount of Deere Credit, Inc.’s Commitment in the Revolving Loan unless the Administrative Agent finds a replacement lender or another Bank(s) agrees to increase its Commitment (or their respective Commitments) in the Revolving Loan.  On June 30, 2011, Borrower agrees to pay and apply on the Revolving Loan such amounts as are necessary to fully pay the outstanding principal balance and accrued and unpaid interest on the Revolving Promissory Note executed by Borrower in favor of Deere Credit, Inc.

3.                                       Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower.  To the extent necessary, the provisions of the Loan Agreement and the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.  The modifications and amendments contained in this Amendment will become effective on the date of this Amendment except as otherwise specifically provided for above.

4.                                       Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan

Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

5.                                       This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

6.                                       Borrower will comply with all terms and conditions of this Amendment and any other documents executed pursuant hereto and will, when requested by Bank execute and deliver such further documents and instruments necessary to consummate the transactions contemplated hereby and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Amendment or to show the ability to carry out the intent and purposes of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

HIGHWATER ETHANOL, LLC

By:	/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer/General Manager

FIRST NATIONAL BANK OF OMAHA, in its capacity as a BANK, ADMINISTRATIVE AGENT and COLLATERAL AGENT

By:	/s/ Jeremy Reineke
Jeremy Reineke, ~~Second~~
Vice President

AGSTAR FINANCIAL SERVICES, PCA, as a BANK

By:	/s/ Ron Morson
Name:	Ron Morson
Title:	VP

UNITED FCS, as a BANK

By:	/s/ Becky Huhnerkich
Name:	Becky Huhnerkich
Title:	Sr. Financial Analyst

FIRST BANK & TRUST, as a BANK

By:	/s/ Tim D. Harvey
Name:	Tim D. Harvey
Title:	VP Credit Admin

GRANITE FALLS BANK, as a BANK

By:	/s/ Craig A. Bakkelund
Name:	Craig A. Bakkelund
Title:	Vice President

HERITAGE BANK, as
a BANK

By:	/s/ Don Mathews
Name:	Don Mathews
Title:	Vice President

DEERE CREDIT, INC., as a BANK

By:	/s/ Mark A. Thompson
Name:	Mark A. Thompson
Title:	Vice President

EXHIBIT H

BANKS’ COMMITMENTS

BANK	FIXED RATE TERM LOAN COMMITMENT AMOUNT	VARIABLE RATE TERM LOAN COMMITMENT AMOUNT	LONG TERM REVOLVING LOAN COMMITMENT AMOUNT	REVOLVING LOAN COMMITMENT AMOUNT	TOTAL COMMITMENT

AgStar Financial Services, PCA	$4,654,985.72	$3,719,249.36	$892,857.14	N/A	$9,267,092.22
United FCS	$930,997.12	$743,849.87	$178,571.43	N/A	$1,853,418.42
First Bank & Trust	$4,189,487.16	$3,347,324.43	$803,571.43	$1,000,000.00	$9,340,383.02
Granite Falls Bank	$232,749.28	$185,962.47	$44,642.85	N/A	$463,354.60
Heritage Bank	$465,498.56	$371,924.94	$89,285.72	N/A	$926,709.22
Deere Credit, Inc.	$6,352,193.56	$5,075,287.68	$1,218,392.86	$947,800.00	$13,593,674.10
First National Bank of Omaha	$6,635,216.60	$5,301,418.04	$1,272,678.57	$3,052,200.00	$16,261,513.21

Totals	$23,461,128.00	$18,745,016.79	$4,500,000.00	$5,000,000.00	$51,706,144.79